SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-effective Amendment No. 1
to
FORM F-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
(333-166309)

MECHEL OAO
(Exact name of Registrant as specified in its charter)
Not Applicable
(Translation of Registrant’s name into English)
Russian Federation
(State or other jurisdiction of incorporation or organization)
Not Applicable
(I.R.S. Employer Identification No.)
Krasnoarmeyskaya Street 1
Moscow 125993
Russian Federation
+7 495 221 8888
(Address and telephone number of
Registrant’s principal executive offices)
Puglisi & Associates
850 Library Avenue, Suite 204
Newark, Delaware 19715
+1 302 738 6680
(Name, address and telephone number of agent for service)

Copy of communications to:

Varun Gupta, Esq. Allen & Overy Legal Services 9 Dmitrovsky pereulok Moscow 107031, Russian Federation +7 495 725 7900	Vladislav V. Zlenko Mechel OAO Krasnoarmeyskaya Street 1 Moscow 125993, Russian Federation +7 495 221 8888

          Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☑
          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
          If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
          If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, the Registrant, MECHEL OAO, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Moscow, Russian Federation, on this 12th day of April, 2011.

MECHEL OAO
By:	/s/ Evgeny V. Mikhel
	Name:	Evgeny V. Mikhel
	Title:	Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following in the capacities and on the dates indicated.

Signature	Title	Date

*/s/ Stanislav A. Ploschenko Igor V. Zyuzin	Chairman	April 12 , 2011

*/s/ Stanislav A. Ploschenko Alexander E. Yevtushenko	Director	April 12 , 2011

*/s/ Stanislav A. Ploschenko Vladimir A. Polin	Director	April 12 , 2011

*/s/ Stanislav A. Ploschenko Valentin V. Proskurnya	Director	April 12 , 2011

*/s/ Stanislav A. Ploschenko Roger I. Gale	Director	April 12 , 2011

*/s/ Stanislav A. Ploschenko A. David Johnson	Director	April 12 , 2011

*/s/ Stanislav A. Ploschenko Serafim Kolpakov	Director	April 12 , 2011

*/s/ Stanislav A. Ploschenko Igor S. Kozhukhovsky	Director	April 12 , 2011

*/s/ Stanislav A. Ploschenko Vladimir V. Gusev	Director	April 12 , 2011

Signature	Title	Date

/s/ Stanislav A. Ploschenko Stanislav A. Ploschenko	Chief Financial Officer (principal financial officer)	April 12 , 2011

/s/ Tatiana Kalyadina Tatiana Kalyadina	Chief Accountant (principal accounting officer)	April 12 , 2011

/s/ Donald J. Puglisi Puglisi & Associates	Authorized U.S. Representative	April 12 , 2011

*	Signed by Stanislav A. Ploschenko pursuant to the Powers of Attorney in the registration statement filed on April 26, 2010.

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Form of Underwriting Agreement(1)
4.1	Charter of Mechel OAO (new version) registered on November 18, 2010(2)
4.2	Amendment to Charter of Mechel OAO registered on January 12, 2011(3)
5.1	Opinion of Liniya Prava, Moscow, Russian Federation(1)
23.1	Consent of Liniya Prava, Moscow, Russian Federation (included in Exhibit 5.1)
23.2	Consent of Ernst & Young LLC, Independent Registered Public Accounting Firm(4)
23.3	Consent of Marston & Marston, Inc. (5)
23.4	Consent of Weir International, Inc. (6)
23.5	Consent of AME Mineral Economics (Hong Kong) Limited

(1)	Previously filed.

(2)	Incorporated by reference to Exhibit 1.1 to Form 20-F (file no. 001-32328) filed with the SEC on April 12, 2011.

(3)	Incorporated by reference to Exhibit 1.2 to Form 20-F (file no. 001-32328) filed with the SEC on April 12, 2011.

(4)	Incorporated by reference to Exhibit 23.1 to Form 20-F (file no. 001-32328) filed with the SEC on April 12, 2011.

(5)	Incorporated by reference to Exhibit 23.2 to Form 20-F (file no. 001-32328) filed with the SEC on April 12, 2011.

(6)	Incorporated by reference to Exhibit 23.3 to Form 20-F (file no. 001-32328) filed with the SEC on April 12, 2011.